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                                                                   Exhibit 10.12
                                                                   -------------

 FIRST AMENDMENT TO WARRANT AGREEMENT AMENDMENT, dated as of August 17, 1998 (this "Amendment"), to the Warrant Agreement dated as of June 24, 1998 (the "Warrant Agreement"), by and between Samsonite Corporation, a Delaware corporation (the "Company") and BankBoston, N.A., a national banking association (the "Warrant Agent").
WHEREAS, the Company and the Warrant Agent have entered into the Warrant Agreement, providing for, among other things, the issuance of the Warrants; and WHEREAS, the Company and the Warrant Agent wish to amend certain provisions of the Warrant Agreement as set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements, representations and warranties contained herein and in the Warrant Agreement the parties hereto, intending to be legally bound hereby, agree that the Warrant Agreement shall be amended as follows:
Section 7 of the Warrant Agreement is hereby amended by adding to the end of such Section the following:
"Notwithstanding anything to the contrary contained herein, if at any time CIBC Oppenheimer Corp. or any of its Affiliates (collectively, "CIBC") notifies the Company of its election to exercise Warrants which, together with all other Warrants previously exercised by CIBC, would cause CIBC to hold Warrant Shares exceeding five percent of the voting shares (as defined in the Bank Holding Company Act of 1956, as amended, and the related published rules and regulations of the Federal Reserve Board promulgated thereunder (the "BHCA")) (or such different applicable percentage of voting shares under Section 4 of the BHCA as may be in effect at the time of such exercise) of the Company, the Company shall not permit the exercise of any such Warrants held by CIBC unless the Company shall have received an opinion of counsel reasonably satisfactory to the Company to the effect that such issuance to CIBC of such additional Warrant Shares would not constitute a violation of the voting share ownership limitations contained in Section 4 of the BHCA. It is hereby expressly agreed to that in giving such opinion, such counsel may among other things rely as to matters of fact upon one or more certificates of officers of the Company and/or CIBC and may include in such opinion customary qualifications and limitations."
Capitalized terms not otherwise defined herein have the meanings assigned to such terms in the Warrant Agreement.
Except as herein specifically amended or supplemented, the Warrant Agreement shall continue in full force and effect in accordance with its terms.
This Amendment may be executed and delivered in one or more counterparts, all of which shall be considered one and the same agreement
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and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.IN WITNESS THEREOF, the Company and the Warrant Agent have duly executed this Amendment as of the date first written above.

                                        SAMSONITE CORPORATION

                                        By:  /s/ D. Michael Clayton
                                             -----------------------------
                                             Name: D. Michael Clayton
                                             Title: Vice President - Legal

                                        BANKBOSTON, N.A., as Warrant Agent

                                        By:  /s/ Carol Mulvey - Eori
                                             -----------------------------
                                             Name: Carol Mulvey - Eori
                                             Title: Administration Manager


The undersigned hereby consents to the foregoing Amendment as of the date thereof.


                                         CIBC OPPENHEIMER CORP.

                                         By: /s/ Neal Thomas
                                             -----------------------------
                                             Name: Neal Thomas
                                             Title: Managing Director
                                                    High Yield Division